   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1998

                                                      REGISTRATION NO. 333-62021
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                AMENDMENT NO. 4

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                          HOME INTERIORS & GIFTS, INC.
                 AND THE GUARANTORS NAMED IN FOOTNOTE (1) BELOW
         (Exact name of Co-Registrants as specified in their charters)

                   TEXAS                                         5023
      (State or Other Jurisdiction of                (Primary Standard Industrial
       Incorporation or Organization)                Classification Code Number)

                   TEXAS                                       75-0981828
      (State or Other Jurisdiction of                       (I.R.S. Employer
       Incorporation or Organization)                     Identification No.)

                             DONALD J. CARTER, JR.
                            CHIEF EXECUTIVE OFFICER
                            4550 SPRING VALLEY ROAD
                            DALLAS, TEXAS 75244-3705
                                 (972) 386-1000
      (Name, Address, Including Zip Code, and Telephone Number, Including
        Area Code, of Principal Executive Offices and Agent for Service)

                                   Copies to:
                                 GLENN D. WEST
                           WEIL, GOTSHAL & MANGES LLP
                         100 CRESCENT COURT, SUITE 1300
                              DALLAS, TEXAS 75201

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is a compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------

    If this Form is a post-effective amendment filed pursuant to the Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                                    PROPOSED
                                                                                                     MAXIMUM
                                                                                PROPOSED            AGGREGATE
TITLE OF EACH CLASS OF                                    AMOUNT TO BE      MAXIMUM OFFERING        OFFERING
SECURITIES TO BE REGISTERED                                REGISTERED        PRICE PER UNIT         PRICE(2)
------------------------------------------------------------------------------------------------------------------
10 1/8% Senior Subordinated Notes due 2008............    $200,000,000            100%            $200,000,000
------------------------------------------------------------------------------------------------------------------
Senior Subordinated Guarantees(4).....................         --                  --                  --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT OF
TITLE OF EACH CLASS OF                                     REGISTRATION
SECURITIES TO BE REGISTERED                                   FEE(3)
------------------------------------------------------------------------------------------------------------------
10 1/8% Senior Subordinated Notes due 2008............        $59,000
------------------------------------------------------------------------------------------------------------------
Senior Subordinated Guarantees(4).....................          --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) Dallas Woodcraft, Inc., a Texas corporation (I.R.S. Employer Identification No. 75-1248263), GIA, Inc., a Nebraska corporation (I.R.S. Employer Identification No. 75-2819682), Homco, Inc., a Texas corporation (I.R.S. Employer Identification No. 75-1725861), Homco Puerto Rico, Inc., a Delaware corporation (I.R.S. Employer Identification No. 75-2695262), and Spring Valley Scents, Inc., a Texas corporation (I.R.S. Employer Identification No. 75-2729831).

(2) Estimated solely for the purpose of calculating the registration fee.

(3) Previously paid in connection with the original filing.

(4) The 10 1/8% Senior Subordinated Notes due 2008 are guaranteed by the Co-Registrants on a senior subordinated basis. No separate consideration will be paid in respect of the guarantees.
                         ------------------------------

    THE CO-REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE CO-REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Articles of Incorporation and the Bylaws of the Company and Dallas Woodcraft, Inc., a Texas corporation, Homco, Inc., a Texas corporation, and Spring Valley Scents, Inc., a Texas corporation (collectively, the "Texas Guarantors"), and GIA, Inc., a Nebraska corporation ("GIA"), and the Certificate of Incorporation and Bylaws of Homco Puerto Rico, Inc., a Delaware corporation ("Homco PR"), provide for the indemnification of directors and officers to the fullest extent permitted by the Texas Business Corporation Act ("TBCA"), the Nebraska Business Corporation Act ("NBCA") and the General Corporation Law of the State of Delaware ("DGCL"), respectively. Pursuant to the provisions of
Article 2.02-1 of the TBCA, the Company and the Texas Guarantors have the power to indemnify a person who was, is, or is threatened to be named a defendant in a proceeding because the person is or was a director only if it is determined that the director conducted himself in good faith, reasonably believed that his conduct was in the Company's or the Texas Guarantors' best interests (in the case of conduct in his official capacity) or not opposed to the Company's or the Texas Guarantors' best interests (in all other cases) and in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Officers may be indemnified to the same extent as directors pursuant to certain sections of Article 2.02-1. The provisions of Sections 21-20,102 and 21-20,108 of the NBCA provide GIA the authority for substantially similar indemnification of directors and officers as does the TBCA. Pursuant to the provisions of Section 145 of the DGCL, Homco PR has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee, or agent of Homco PR against any and all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify only applies if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of Homco PR and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Indemnification is not available if such person has been adjudged to have been liable to the Company, the Texas Guarantors, GIA or Homco PR, unless and only to the extent that the court in which such action determines that, despite the adjudication of liability, but in view of all of the circumstances, the person is reasonably and fairly entitled to indemnification for such expenses as the court shall deem proper. The Company, the Texas Guarantors, GIA and Homco PR have the power to purchase and maintain insurance for directors and officers. The statutes also expressly provide that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.

     The above discussion of the Articles of Incorporation and Bylaws of the Company, the Texas Guarantors and GIA, the Certificate of Incorporation and Bylaws of Homco PR, Article 2.02-1 of the TBCA, Sections 20-21,102 and 20-21,108 of the NBCA and Section 145 of the DGCL is not intended to be exhaustive and is qualified in its entirety by reference thereto.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company, the Texas Guarantors, GIA and Homco PR pursuant to the foregoing provisions, or otherwise, the Company, the Texas Guarantors, GIA and Homco PR have been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person thereof in the successful defense of any action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company, the Texas Guarantors, GIA and Homco PR will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits:

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2.1            -- Agreement and Plan of Merger, dated April 13, 1998,
                            merging Crowley Investments, Inc. into the Company.*
          2.2            -- Articles of Merger, dated June 4, 1998.*
          3.1            -- Articles of Incorporation of the Company, as amended.*
          3.2            -- Bylaws of the Company.*
          3.3            -- Articles of Incorporation of Dallas Woodcraft, Inc.
                            (f/k/a Bo-Mar Manufacturing Co., Inc.)*
          3.4            -- Bylaws of Dallas Woodcraft, Inc. (f/k/a Bo-Mar
                            Manufacturing Co., Inc.)*
          3.5            -- Articles of Incorporation of Homco, Inc. (f/k/a Syroco of
                            Texas, Inc.)*
          3.6            -- Bylaws of Homco, Inc. (f/k/a Syroco of Texas, Inc.)*
          3.7            -- Articles of Incorporation of Spring Valley Scents, Inc.*
          3.8            -- Bylaws of Spring Valley Scents, Inc.*
          3.9            -- Articles of Incorporation of GIA, Inc.*
          3.10           -- Bylaws of GIA, Inc.*
          3.11           -- Certificate of Incorporation of Homco Puerto Rico, Inc.*
          3.12           -- Bylaws of Homco Puerto Rico, Inc.*
          4.1            -- Indenture, dated as of June 4, 1998, among the Company, as issuer, the Guarantors named therein and United States
                            Trust Company of New York, as trustee.*
          4.2            -- Purchase Agreement, dated as of May 28, 1998, among the
                            Company, as issuer, the Guarantors named therein and
                            Bear, Stearns & Co., Inc., Chase Securities, Inc., Morgan
                            Stanley Dean Witter and NationsBanc Montgomery Securities
                            LLC, as initial purchasers.*
          4.3            -- Exchange and Registration Rights Agreement, dated as of
                            June 4, 1998, among the Company, the Guarantors named
                            therein and Bear, Stearns & Co., Inc., Chase Securities,
                            Inc., Morgan Stanley Dean Witter and NationsBanc
                            Montgomery Securities LLC.*
          5.1            -- Opinion of Weil, Gotshal & Manges LLP as to the validity of the securities registered hereby.+
          8.1            -- Opinion of Weil, Gotshal & Manges LLP regarding certain tax matters.*
         10.1            -- Credit Agreement, dated as of June 4, 1998, among Home
                            Interiors & Gifts, Inc., the Lenders from time to time
                            party thereto, The Chase Manhattan Bank, as syndication
                            agent, National Westminster Bank, PLC, as documentation
                            agent, The Prudential Insurance Company of America, as a
                            co-agent, Societe Generale, as a co-agent, Citicorp USA,
                            Inc., as a co-agent, and Nationsbank, N.A., as
                            administrative agent for the Lenders.*
         10.2            -- Financial Advisory Agreement, dated June 4, 1998, between the Company, Dallas Woodcraft, Inc., GIA, Inc., Homco,
                            Inc., Homco Puerto Rico, Inc., Spring Valley Scents,
                            Inc., Homco de Mexico, S.A. de C.V., and Hicks, Muse &
                            Co. Partners, L.P.*
         10.3            -- Monitoring and Oversight Agreement, dated June 4, between the Company, Dallas Woodcraft, Inc., GIA, Inc., Homco,
                            Inc., Homco Puerto Rico, Inc., Spring Valley Scents,
                            Inc., Homco de Mexico, S.A. de C.V., and Hicks, Muse &
                            Co. Partners, L.P.*
         10.4            -- Consulting Agreement, dated June 4, 1998, between Company and Ronald L. Carter.*

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         10.5            -- Home Interiors & Gifts, Inc. 1998 Stock Option Plan for
                            Key Employees, dated June 4, 1998.*
         10.6            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Donald J. Carter.*
         10.7            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Donald J. Carter Jr.*
         10.8            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Barbara J. Hammond.*
         10.9            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Christina L. Carter Urschel.*
         10.10           -- Home Interiors & Gifts, Inc., 1998 Stock Option Plan for
                            Unit Directors, Branch Directors and Certain Other
                            Independent Contractors.*
         10.11           -- Home Interiors & Gifts, Inc. 1998 Stock Option Trust,
                            dated June 4, 1998.*
         10.12           -- Agreement, dated February 26, 1997, by and between the
                            Company and Distribution Architects International, Inc.*
         10.13           -- ISDA Master Agreement, dated as of June 25, 1998, by and between NationsBank, N.A. and the Company.*
         10.14           -- Shareholders Agreement, as of June 4, 1998 between
                            Company, Adkins Family Partnership, LTD., M. Douglas
                            Adkins, Estate of Fern Ardinger, Ardinger Family
                            Partnership, LTD., Donald J. Carter, Jr., Linda J.
                            Carter, Ronald Lee Carter, Donald J. Carter, William J.
                            Hendrix, as Independent Special Trustee of the Carter
                            1997 Charitable Remainder Unit Trust, Howard L. Hammond
                            and Barbara J. Hammond, Trustees of the Hammond Family
                            Trust and Christina Lynne Carter Urschel.*
         12.1            -- Computation of Ratio of Earnings to Fixed Charges.*
         21.1            -- Subsidiaries of the Company.*
         23.1            -- Consent of Weil, Gotshal & Manges LLP (included in the
                            opinions filed as Exhibit 5.1 and Exhibit 8.1 to the
                            Registration Statement).
         23.2            -- Consent of PricewaterhouseCoopers LLP, independent
                            auditors.*
         24.1            -- Powers of Attorney of directors and executive officers of the Co-Registrants.*
         25.1            -- Statement of Eligibility and Qualification of the United
                            States Trust Company of New York, as trustee, under the
                            Indenture listed as Exhibit 4.1 hereto on Form T-1.*
         27.1            -- Financial Data Schedule for the Nine Months Ended
                            September 30, 1998.*
         27.2            -- Financial Data Schedule for the Year Ended December 31,
                            1997.*
         99.1            -- Form of Letter of Transmittal.*
         99.2            -- Form of Notice of Guaranteed Delivery.*
         99.3            -- Form of Exchange Agent Agreement.*


---------------

 * Previously filed.

 + Filed herewith.

     (b) Financial Statement Schedules:

          All schedules have been omitted since the required information is either not present or not in amounts sufficient to require submission of the schedule, or because the information required is included in the consolidated financial statements or the notes thereto.

ITEM 22. UNDERTAKINGS.

     (a) The undersigned Co-Registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) The undersigned Co-Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (5) The undersigned Co-Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            HOME INTERIORS & GIFTS, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                  Chairman of the Board and
                                                   Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Director, Chairman of the       November 25, 1998
---------------------------------------------------      Board and Chief Executive
               Donald J. Carter, Jr.                     Officer (principal
                                                         executive officer of the
                                                         Company)

                         *                             Chief Financial Officer         November 25, 1998
---------------------------------------------------      (principal financial and
               Leonard A. Robertson                      accounting officer of the
                                                         Company)

                         *                             Director and President          November 25, 1998
---------------------------------------------------
                Barbara J. Hammond

                         *                             Director and Executive Vice     November 25, 1998
---------------------------------------------------      President
            Christina L. Carter Urschel

                         *                             Director                        November 25, 1998
---------------------------------------------------
                  Thomas O. Hicks

                         *                             Director                        November 25, 1998
---------------------------------------------------
                   Jack D. Furst

                         *                             Director                        November 25, 1998
---------------------------------------------------
              Lawrence D. Stuart, Jr.

                         *                             Director                        November 25, 1998
---------------------------------------------------
                  Daniel S. Dross

                         *                             Director                        November 25, 1998
---------------------------------------------------
                 Sheldon I. Stein

          * By: /s/ DONALD J. CARTER, JR.
   --------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            HOMCO, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Sole Director and President     November 25, 1998
---------------------------------------------------      (principal executive
               Donald J. Carter, Jr.                     officer)

                         *                             Secretary (principal            November 25, 1998
---------------------------------------------------      financial and accounting
               Leonard A. Robertson                      officer)

          *By: /s/ DONALD J. CARTER, JR.
   ---------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            DALLAS WOODCRAFT, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Sole Director and President     November 25, 1998
---------------------------------------------------      (principal executive
               Donald J. Carter, Jr.                     officer)

                         *                             Secretary (principal            November 25, 1998
---------------------------------------------------      financial and accounting
               Leonard A. Robertson                      officer)

          *By: /s/ DONALD J. CARTER, JR.
   ---------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            SPRING VALLEY SCENTS, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Sole Director and President     November 25, 1998
---------------------------------------------------      (principal executive
               Donald J. Carter, Jr.                     officer)

                         *                             Secretary (principal            November 25, 1998
---------------------------------------------------      financial and accounting
               Leonard A. Robertson                      officer)

          *By: /s/ DONALD J. CARTER, JR.
   ---------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            GIA, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Sole Director and President     November 25, 1998
---------------------------------------------------      (principal executive
               Donald J. Carter, Jr.                     officer)

                         *                             Secretary (principal            November 25, 1998
---------------------------------------------------      financial and accounting
               Leonard A. Robertson                      officer)

          *By: /s/ DONALD J. CARTER, JR.
   ---------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-4 and has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 25, 1998.


                                            HOMCO PUERTO RICO, INC.

                                            By:  /s/ DONALD J. CARTER, JR.

                                              ----------------------------------
                                                    Donald J. Carter, Jr.
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

             /s/ DONALD J. CARTER, JR.                 Sole Director, and President    November 25, 1998
---------------------------------------------------      (principal executive
               Donald J. Carter, Jr.                     officer)

                         *                             Secretary (principal            November 25, 1998
---------------------------------------------------      financial and accounting
               Leonard A. Robertson                      officer)

          *By: /s/ DONALD J. CARTER, JR.
   ---------------------------------------------
               Donald J. Carter, Jr.
                 Attorney-in-fact

                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          2.1            -- Agreement and Plan of Merger, dated April 13, 1998,
                            merging Crowley Investments, Inc. into the Company.*
          2.2            -- Articles of Merger, dated June 4, 1998.*
          3.1            -- Articles of Incorporation of the Company, as amended.*
          3.2            -- Bylaws of the Company.*
          3.3            -- Articles of Incorporation of Dallas Woodcraft, Inc.
                            (f/k/a Bo-Mar Manufacturing Co., Inc.)*
          3.4            -- Bylaws of Dallas Woodcraft, Inc. (f/k/a Bo-Mar
                            Manufacturing Co., Inc.)*
          3.5            -- Articles of Incorporation of Homco, Inc. (f/k/a Syroco of
                            Texas, Inc.)*
          3.6            -- Bylaws of Homco, Inc. (f/k/a Syroco of Texas, Inc.)*
          3.7            -- Articles of Incorporation of Spring Valley Scents, Inc.*
          3.8            -- Bylaws of Spring Valley Scents, Inc.*
          3.9            -- Articles of Incorporation of GIA, Inc.*
          3.10           -- Bylaws of GIA, Inc.*
          3.11           -- Certificate of Incorporation of Homco Puerto Rico, Inc.*
          3.12           -- Bylaws of Homco Puerto Rico, Inc.*
          4.1            -- Indenture, dated as of June 4, 1998, among the Company, as issuer, the Guarantors named therein and United States
                            Trust Company of New York, as trustee.*
          4.2            -- Purchase Agreement, dated as of May 28, 1998, among the
                            Company, as issuer, the Guarantors named therein and
                            Bear, Stearns & Co., Inc., Chase Securities, Inc., Morgan
                            Stanley Dean Witter and NationsBanc Montgomery Securities
                            LLC, as initial purchasers.*
          4.3            -- Exchange and Registration Rights Agreement, dated as of
                            June 4, 1998, among the Company, the Guarantors named
                            therein and Bear, Stearns & Co., Inc., Chase Securities,
                            Inc., Morgan Stanley Dean Witter and NationsBanc
                            Montgomery Securities LLC.*
          5.1            -- Opinion of Weil, Gotshal & Manges LLP as to the validity of the securities registered hereby.+
          8.1            -- Opinion of Weil, Gotshal & Manges LLP regarding certain tax matters.*
         10.1            -- Credit Agreement, dated as of June 4, 1998, among Home
                            Interiors & Gifts, Inc., the Lenders from time to time
                            party thereto, The Chase Manhattan Bank, as syndication
                            agent, National Westminster Bank, PLC, as documentation
                            agent, The Prudential Insurance Company of America, as a
                            co-agent, Societe Generale, as a co-agent, Citicorp USA,
                            Inc., as a co-agent, and Nationsbank, N.A., as
                            administrative agent for the Lenders.*
         10.2            -- Financial Advisory Agreement, dated June 4, 1998, between the Company, Dallas Woodcraft, Inc., GIA, Inc., Homco,
                            Inc., Homco Puerto Rico, Inc., Spring Valley Scents,
                            Inc., Homco de Mexico, S.A. de C.V., and Hicks, Muse &
                            Co. Partners, L.P.*
         10.3            -- Monitoring and Oversight Agreement, dated June 4, between the Company, Dallas Woodcraft, Inc., GIA, Inc., Homco,
                            Inc., Homco Puerto Rico, Inc., Spring Valley Scents,
                            Inc., Homco de Mexico, S.A. de C.V., and Hicks, Muse &
                            Co. Partners, L.P.*
         10.4            -- Consulting Agreement, dated June 4, 1998, between Company and Ronald L. Carter.*
         10.5            -- Home Interiors & Gifts, Inc. 1998 Stock Option Plan for
                            Key Employees, dated June 4, 1998.*
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


        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         10.6            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Donald J. Carter.*
         10.7            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Donald J. Carter Jr.*
         10.8            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Barbara J. Hammond.*
         10.9            -- Executive Employment Agreement, dated June 4, 1998,
                            between Company and Christina L. Carter Urschel.*
         10.10           -- Home Interiors & Gifts, Inc., 1998 Stock Option Plan for
                            Unit Directors, Branch Directors and Certain Other
                            Independent Contractors.*
         10.11           -- Home Interiors & Gifts, Inc. 1998 Stock Option Trust,
                            dated June 4, 1998.*
         10.12           -- Agreement, dated February 26, 1997, by and between the
                            Company and Distribution Architects International, Inc.*
         10.13           -- ISDA Master Agreement, dated as of June 25, 1998, by and between NationsBank, N.A. and the Company.*
         10.14           -- Shareholders Agreement, as of June 4, 1998 between
                            Company, Adkins Family Partnership, LTD., M. Douglas
                            Adkins, Estate of Fern Ardinger, Ardinger Family
                            Partnership, LTD., Donald J. Carter, Jr., Linda J.
                            Carter, Ronald Lee Carter, Donald J. Carter, William J.
                            Hendrix, as Independent Special Trustee of the Carter
                            1997 Charitable Remainder Unit Trust, Howard L. Hammond
                            and Barbara J. Hammond, Trustees of the Hammond Family
                            Trust and Christina Lynne Carter Urschel.*
         12.1            -- Computation of Ratio of Earnings to Fixed Charges.*
         21.1            -- Subsidiaries of the Company.*
         23.1            -- Consent of Weil, Gotshal & Manges LLP (included in the
                            opinions filed as Exhibit 5.1 and Exhibit 8.1 to the
                            Registration Statement).
         23.2            -- Consent of PricewaterhouseCoopers LLP, independent
                            auditors.*
         24.1            -- Powers of Attorney of directors and executive officers of the Co-Registrants.*
         25.1            -- Statement of Eligibility and Qualification of the United
                            States Trust Company of New York, as trustee, under the
                            Indenture listed as Exhibit 4.1 hereto on Form T-1.*
         27.1            -- Financial Data Schedule for the Nine Months Ended
                            September 30, 1998.*
         27.2            -- Financial Data Schedule for the Year Ended December 31,
                            1997.*
         99.1            -- Form of Letter of Transmittal.*
         99.2            -- Form of Notice of Guaranteed Delivery.*
         99.3            -- Form of Exchange Agent Agreement.*


---------------

 * Previously filed.

 + Filed herewith.